UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 25, 2025

Benchmark 2025-V18 Mortgage Trust

(Central Index Key Number 0002089470)
(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Central Index Key Number 0001004158)

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Central Index Key Number 0001541502)

German American Capital Corporation

(Central Index Key Number 0001541294)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

Bank of Montreal

(Central Index Key Number 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of the sponsors as specified in its charters)

Delaware	333-286173-02	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 30, 2025, GS Mortgage Securities Corporation II (the “Depositor”) caused (i) the issuance of the Benchmark 2025-V18 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2025-V18 (the “Certificates”) and (ii) the creation of an uncertificated interest (the “RR Interest”) in the Issuing Entity (as defined below) representing the right to receive a specified percentage of certain amounts collected on the Mortgage Loans (as defined below), net of all expenses of the Issuing Entity, in each case pursuant to a pooling and servicing agreement, dated as of October 1, 2025 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Trimont LLC, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates and the RR Interest represent, in the aggregate, the entire beneficial ownership in Benchmark 2025-V18 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 88 commercial, multifamily and/or manufactured housing properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “ESA Portfolio”, which is an asset of the Issuing Entity, is part of a whole loan (the “ESA Portfolio Whole Loan”) that includes the ESA Portfolio Mortgage Loan and a certain other loan that is pari passu to the ESA Portfolio Mortgage Loan (the “ESA Portfolio Companion Loan”). The ESA Portfolio Companion Loan is not an asset of the Issuing Entity.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “80-02 Kew Gardens”, which is an asset of the Issuing Entity, is part of a whole loan (the “80-02 Kew Gardens Whole Loan”) that includes the 80-02 Kew Gardens Mortgage Loan and a certain other loan that is pari passu to the 80-02 Kew Gardens Mortgage Loan (the “80-02 Kew Gardens Companion Loan”). The 80-02 Kew Gardens Companion Loan is not an asset of the Issuing Entity.

The Mortgage Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “161 Washington Street”, which is an asset of the Issuing Entity, is part of a whole loan (the “161 Washington Street Whole Loan”) that includes the 161 Washington Street Mortgage Loan and a certain other loan that is pari passu to the 161 Washington Street Mortgage Loan (the “161 Washington Street Companion Loan”). The 161 Washington Street Companion Loan is not an asset of the Issuing Entity.

As of November 25, 2025, each of (i) the ESA Portfolio Whole Loan, including the ESA Portfolio Mortgage Loan, (ii) the 80-02 Kew Gardens Whole Loan, including the 80-02 Kew Gardens Mortgage Loan, and (iii) the 161 Washington Street Whole Loan, including the 161 Washington Street Mortgage Loan is being serviced and administered pursuant to (a) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of November 1, 2025 (the “BBCMS 2025-5C38 Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer and (b) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on October 15, 2025.

The servicing terms of the BBCMS 2025-5C38 Pooling and Servicing Agreement applicable to the servicing of the ESA Portfolio Mortgage Loan, the 80-02 Kew Gardens Mortgage Loan and the 161 Washington Street Mortgage Loan are similar in all material respects to the servicing terms of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, but will differ in certain respects, as described in the section captioned “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus (SEC File Number 333-286173-02) filed with the Securities and Exchange Commission on October 15, 2025 pursuant to Rule 424(b)(2).

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2025	GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Scott Epperson
		Name:	Scott Epperson
		Title:	Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1	Pooling and Servicing Agreement, dated as of November 1, 2025, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.	(E)